UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2016 (April 27, 2016)

SHORE BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-22345	52-1974638
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

28969 Information Lane, Easton, Maryland 21601

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (410) 763-7800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Shore Bancshares, Inc. (the “Company”) held on April 27, 2016 (the “Annual Meeting”), the Company’s stockholders voted on: (i) the election of seven director nominees (Proposal 1), (ii) the ratification of the appointment of the Company’s independent registered public accounting firm for fiscal year 2016 (Proposal 2), (iii) the adoption of a non-binding advisory resolution approving the compensation of the Company’s named executive officers (Proposal 3); and (iv) the approval of the Shore Bancshares Inc. 2016 Stock and Incentive Compensation Plan (Proposal 4). These matters were submitted to a vote through the solicitation of proxies. Each of the proposals is described in further detail in the Company’s Definitive Proxy Statement. Other than the four proposals addressed below and described in the Company’s Definitive Proxy Statement, no other proposal was submitted at the Annual Meeting for stockholder action. Each of the four proposals that were voted on at the Annual Meeting were approved by the Company’s stockholders. The results of the votes are set forth below:

Proposal 1 - To elect one Class II director to serve for a two-year term ending at the 2017 Annual Meeting of Stockholders and to elect three Class III directors to serve for a three-year term ending at the 2018 Annual Meeting of Stockholders.

Class I Directors
	For	Withheld	Abstain	Broker Non-Votes
Christopher F. Spurry	7,749,608	334,427	121,846	2,759,769
Frank E. Mason, III	7,790,926	292,695	122,260	2,759,769
Jeffery E. Thompson	6,610,705	1,491,408	103,768	2,759,769
John H. Wilson	6,561,593	1,539,537	104,751	2,759,769

Class II Directors
	For	Withheld	Abstain	Broker Non-Votes
Clyde V. Kelly, III	6,708,468	1,486,645	10,768	2,759,769
David A. Fike	6,672,612	1,507,402	25,867	2,759,769

Class III Director
	For	Withheld	Abstain	Broker Non-Votes
R. Michael Clemmer, Jr.	6,674,317	1,505,322	26,242	2,759,769

Proposal 2 - To ratify the appointment of Stegman & Company as the Company’s independent registered public accounting firm for fiscal year 2016.

For	Against	Abstain	Broker Non-Votes
10,938,227	17,505	9,918	-

Proposal 3 - To adopt a non-binding advisory resolution approving the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
6,005,994	2,183,252	16,635	2,759,769

Proposal 4 – To approve the Shore Bancshares Inc. 2016 Stock and Incentive Compensation Plan.

For	Against	Abstain	Broker Non-Votes
7,754,528	434,062	17,291	2,759,769

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHORE BANCSHARES, INC.

Dated: April 28, 2016	By:	/s/ Lloyd L. Beatty, Jr.
Lloyd L. Beatty, Jr. President and Chief Executive Officer